GARTMORE MUTUAL FUNDS

                        Nationwide  Large Cap Growth Fund
                           Nationwide  Small Cap Fund


                    Prospectus Supplement dated June 30, 2003
                        to Prospectus dated March 1, 2003

     The first sentence in the second paragraph on page 3 of the Prospectus is deleted and replaced with the following:

     GMF has selected Goldman Sachs Asset Management, L.P. as subadviser to manage the Fund's portfolio on a day-to-day basis.

     The  disclosure on page 10 of the Prospectus under the heading "SUBADVISERS
- LARGE CAP GROWTH FUND - GOLDMAN SACHS ASSET MANAGEMENT" is deleted and replaced in its entirety with the following:

     Goldman Sachs Asset Management, L.P. ("GSAM LP"), an affiliated registered investment adviser of Goldman Sachs & Co. ("Goldman Sachs"), serves as
Subadviser to the Large Cap Growth Fund. As of March 31, 2003, GSAM LP, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of approximately $322.8 billion. GSAM LP is located at 32 Old Slip, 24th Floor, New York, New York 10005.

     Out of its management fee, GMF paid Goldman Sachs Asset Management, a division of Goldman Sachs and the Fund's prior subadviser, an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.40%.

     In performing its investment advisory services, GSAM LP, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM LP will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.